SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 2002


                             RURAL/METRO CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         0-22056                                            86-0746929
(Commission File Number)                       (IRS Employer Identification No.)


                          8401 East Indian School Road
                               Scottsdale, Arizona
                                      85251

                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (480) 994-3886
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Effective September 27, 2002, we sold our Latin American operations (via the sale of the stock of applicable subsidiaries) to local management for assumption of net liabilities. Due to the deteriorating economic conditions and continued devaluation of the local currency, we reviewed our strategic alternatives with respect to the continuation of operations in Latin America, including Argentina and Bolivia, and determined that we would benefit from focusing on our domestic operations. The terms of the transaction were determined based on arms length negotiation with reference to deteriorating economic conditions and outlook and the results of a lengthy marketing process, which included the efforts of a third party brokering agent retained in fiscal 2001. The purchasers were Bangor Management Corp. and Alasio Business Inc., entities controlled by the management of our Latin American operations immediately prior to the transaction. Revenues relating to our Latin American operations totaled $25.4 million, $43.1 million and $57.4 million for the years ended June 30, 2002, 2001 and 2000, respectively. Excluding asset impairment and restructuring charges, operating expenses related to Latin American operations totaled $23.8 million, $44.7 million and $56.2 million for the years ended June 30, 2002, 2001 and 2000, respectively. Although we have not determined the final accounting, we do not expect there to be a negative financial impact from this transaction.

ITEM 7. EXHIBITS

     (a)  Not applicable.

     (b) Responsive information will be filed as required within 60 days of the date of this report either as an amendment to this Form 8-K or in our report on Form 10-Q for the period ended September 30, 2002.

     (c)  The following exhibits are filed herewith:

          10.64     Stock  Purchase  Agreement for the sale of our Argentine and
                    related  Latin  American   subsidiaries,   effective  as  of
                    September 27, 2002

          10.65 Stock Purchase Agreement for the sale of our Bolivian subsidiaries, effective as of September 27, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RURAL/METRO CORPORATION


Date: October 15, 2002                  By: /s/ John S. Banas III
                                            ------------------------------------
                                            John S. Banas III
                                            Senior Vice President

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

Exhibit No.                                  Exhibit
-----------                                  -------
  10.64 Stock Purchase Agreement for the sale of our Argentine and related Latin American subsidiaries, effective as of September 27, 2002

  10.65        Stock   Purchase   Agreement   for  the  sale  of  our   Bolivian
               subsidiaries, effective as of September 27, 2002